SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                January 23, 2009

                           DOMAIN REGISTRATION, CORP.
             (Exact Name of Registrant as Specified in its Charter)

Nevada                          000-25487                             88-0409159
------                          ---------                             ----------
State of                       Commission                           IRS Employer
Incorporation                  File Number                           I.D. Number

     P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, P.R. China 518031
     ----------------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (212) 561-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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On January 23, 2009, Chunhua Yang was elected a director and President and
Chief Executive Officer of Domain Registration, Corp. (the "Company").

Chunhua Yang, who is 41 years old, has been a director and chief executive officer of MAX TIME ENTERPRISE LTD. since February 2008. MAX TIME ENTERPRISE LTD. owns approximately 13.34% of the outstanding shares of the Company's outstanding common stock. She joined MAX TIME ENTERPRISE LTD. in March 2007 as a manager. From 2001 until joining the Company, she worked as a department manager of Shenzhen Hongfa Trading Company.

Hui Ping Cheng has submitted her resignation as a director and as President of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2009

                                       DOMAIN REGISTRATION, CORP.


                                       By: /s/ Chunhua Yang
                                           -------------------------
                                           Name:  Chunhua Yang
                                           Title: President and Chief Executive